UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: February 27, 2006
NORTHWEST INDIANA BANCORP
(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	000-26128 (Commission File Number)	35-1927981 (IRS Employer Identification No.)
9204 Columbia Avenue
Munster, Indiana 46321
(Address of principal executive offices) (Zip Code)
(219) 836-4400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments To Articles of Incorporation or Bylaws
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-3.1 AMENDED SECTION 5.1 FOR ARTICLE V

Item 5.03. Amendments To Articles of Incorporation or Bylaws
     On February 23, 2006, the Board of Directors of the NorthWest Indiana Bancorp (the “Corporation”) amended the By-Laws of the Corporation to provide that stock certificates of the Corporation are to be signed by the Chairman and CEO of the Corporation, or, in his absence, by the President. A copy of the By-Law amendment is attached hereto as Exhibit 3.1 and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
     (d)      Exhibits

Exhibit No.	Description
3.1	Text of Amended Section 5.1 of Article V of NorthWest Indiana Bancorp’s Code of By-Laws

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 27, 2006

NORTHWEST INDIANA BANCORP
By:	/s/ David A. Bochnowski
	Name:	David A. Bochnowski
	Title:	Chairman of the Board and Chief Executive Officer

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